Schedule of Investments - September 30, 2020
Hotchkis & Wiley Value Opportunities Fund (Unaudited)

		Shares
COMMON STOCKS - 96.18%		Held	Value
COMMUNICATION SERVICES - 10.79%
Interactive Media & Services - 1.69%
Alphabet, Inc. (a)		4,200	$6,155,520

Media - 7.28%
Comcast Corp.		115,400	5,338,404
Discovery, Inc. (a)		244,100	4,784,360
News Corp.		1,005,800	14,101,316
ViacomCBS, Inc.		83,000	2,324,830
			26,548,910
Wireless Telecommunication Services - 1.82%
Vodafone Group PLC - ADR		496,400	6,661,688
TOTAL COMMUNICATION SERVICES			39,366,118

CONSUMER DISCRETIONARY - 0.86%
Specialty Retail - 0.86%
The ODP Corp.		161,070	3,132,812
TOTAL CONSUMER DISCRETIONARY			3,132,812

CONSUMER STAPLES - 1.39%
Beverages - 1.39%
Heineken Holding NV (v)		65,100	5,073,151
TOTAL CONSUMER STAPLES			5,073,151

ENERGY - 7.64%
Energy Equipment & Services - 2.15%
Frank's International NV (a)		2,500,700	3,851,078
McDermott International Ltd. (a)		575,826	1,381,982
National Oilwell Varco, Inc.		286,100	2,592,066
Vantage Drilling International (a) (i)		3,206	4,008
			7,829,134
Oil, Gas & Consumable Fuels - 5.49%
Cairn Energy PLC (a) (v)		4,630,600	8,593,576
Equitrans Midstream Corp.		663,600	5,614,056
Hess Corp.		65,300	2,672,729
Royal Dutch Shell PLC - ADR		80,300	2,021,151
Whiting Petroleum Corp. (a)		65,725	1,136,385
			20,037,897
TOTAL ENERGY			27,867,031

FINANCIALS - 26.33%
Banks - 9.33%
Bank of America Corp. (c)		554,200	13,350,678
Popular, Inc.		98,700	3,579,849
Wells Fargo & Company		728,500	17,127,035
			34,057,562
Capital Markets - 8.44%
Evercore, Inc.		90,800	5,943,768
The Goldman Sachs Group, Inc.		63,000	12,661,110
Morgan Stanley		204,700	9,897,245
Motors Liquidation Company GUC Trust (a) (o)		1,623,100	2,272,340
			30,774,463
Insurance - 8.56%
American International Group, Inc. (c)		686,100	18,888,333
Enstar Group Ltd. (a)		57,100	9,221,650
Global Indemnity Group LLC		104,400	2,170,476
The Hartford Financial Services Group, Inc.		25,700	947,302
			31,227,761
TOTAL FINANCIALS			96,059,786

HEALTH CARE - 8.68%
Health Care Equipment & Supplies - 1.04%
Medtronic PLC		36,600	3,803,472

Health Care Providers & Services - 7.64%
Anthem, Inc.		50,000	13,429,500
Triple-S Management Corp. (a)		753,600	13,466,832
UnitedHealth Group, Inc.		3,100	966,487
			27,862,819
TOTAL HEALTH CARE			31,666,291

INDUSTRIALS - 13.58%
Air Freight & Logistics - 2.52%
Royal Mail PLC (c) (v)		3,003,900	9,211,048

Industrial Conglomerates - 7.29%
General Electric Company (c)		4,270,100	26,602,723

Professional Services - 0.13%
Hudson Global, Inc. (a)		48,170	464,840

Road & Rail - 3.64%
AMERCO		37,300	13,278,054
TOTAL INDUSTRIALS			49,556,665

INFORMATION TECHNOLOGY - 21.18%
Electronic Equipment, Instruments & Components - 5.47%
Corning, Inc.		203,000	6,579,230
TE Connectivity Ltd.		136,800	13,370,832
			19,950,062
IT Services - 2.68%
Euronet Worldwide, Inc. (a)		107,200	9,765,920

Software - 11.36%
Microsoft Corp. (c)		130,200	27,384,966
Oracle Corp. (c)		235,500	14,059,350
			41,444,316
Technology Hardware, Storage & Peripherals - 1.67%
Hewlett Packard Enterprise Company		651,400	6,103,618
TOTAL INFORMATION TECHNOLOGY			77,263,916

MATERIALS - 3.33%
Chemicals - 2.76%
Iracore Investments Holdings, Inc. - Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)		32,422	10,071,894

Metals & Mining - 0.57%
American Zinc Recycling Corp. (Acquired 07/24/2014 - 12/10/2019, Cost $7,951,436) (a) (f) (i) (m) (u)		7,042	2,083,534
TOTAL MATERIALS			12,155,428

REAL ESTATE - 2.40%
Equity Real Estate Investment Trusts - 2.40%
Seritage Growth Properties (a) (l)		652,500	8,776,125
TOTAL REAL ESTATE			8,776,125

Total common stocks (Cost $378,112,531)			350,917,323

PREFERRED STOCKS - 0.60%
FINANCIALS - 0.60%
Thrifts & Mortgage Finance - 0.60%
Federal Home Loan Mortgage Corp. - Series K (a)		33,900	475,617
Federal Home Loan Mortgage Corp. - Series N (a)		118,600	1,482,500
Federal Home Loan Mortgage Corp. - Series S (a)		18,700	244,970
TOTAL FINANCIALS			2,203,087

Total preferred stocks (Cost $274,262)			2,203,087

		Principal
CORPORATE BONDS - 0.22%		Amount
ENERGY - 0.22%
Energy Equipment & Services - 0.22%
Callon Petroleum Company
6.250%, 04/15/2023		$2,440,000	788,401
TOTAL ENERGY			788,401

Total corporate bonds (Cost $1,021,225)			788,401

TERM LOANS - 3.85%
CONSUMER DISCRETIONARY - 2.20%
Specialty Retail - 2.20%
Ascena Retail Group, Inc.
4.737% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/10/2019 - 11/04/2019, Cost $8,186,722) (b) (d) (m)		11,139,482	2,747,776
12.750% (1 Month LIBOR USD + 11.750%), 03/16/2021 (Acquired 09/16/2020, Cost $3,220,675) (b) (m)		3,898,266	5,282,151
TOTAL CONSUMER DISCRETIONARY			8,029,927

ENERGY - 0.38%
Energy Equipment & Services - 0.38%
Lealand Finance Company BV
3.147% (1 Month LIBOR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (e) (m)		442,883	387,522
4.147% (1 Month LIBOR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020, Cost $1,465,005) (b) (m)		1,302,257	989,715
TOTAL ENERGY			1,377,237

MATERIALS - 1.27%
Chemicals - 1.14%
Iracore International Holdings, Inc.
11.250% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $3,272,683) (b) (f) (m) (u)		3,272,683	3,272,683
UTEX Industries, Inc.
TBD, 05/21/2021 (Acquired 07/30/2020, Cost $853,252) (d) (e) (m)		2,820,666	884,984
			4,157,667
Metals & Mining - 0.13%
American Zinc Recycling Corp.
15.000% PIK, 04/12/2023 (Acquired 01/31/2020, Cost $509,118) (f) (i) (m) (p) (u)		515,000	499,550
TOTAL MATERIALS			4,657,217

Total term loans (Cost $17,950,338)			14,064,381
	Contracts
	(100 shares	Notional
PURCHASED PUT OPTIONS - 0.20%	per contract)	Amount
CONSUMER DISCRETIONARY - 0.10%
Automobiles - 0.10%
Tesla, Inc. (a)
Expiration: January 2021, Exercise Price: $100.00	1,775	$76,149,275	149,100
Expiration: June 2022, Exercise Price: $160.00	100	4,290,100	223,250
TOTAL CONSUMER DISCRETIONARY			372,350

INVESTMENT COMPANIES - 0.10%
Exchange Traded Funds - 0.10%
iShares China Large-Cap ETF (a)
Expiration: January 2021, Exercise Price: $40.00	2,100	8,820,000	352,800
TOTAL INVESTMENT COMPANIES			352,800

Total purchased put options (Cost $9,831,767)			725,150
		Shares
WARRANTS - 0.01%		Held
ENERGY - 0.00%
Oil, Gas & Consumable Fuels - 0.00%
Lonestar Resources America, Inc. (Acquired 09/30/2016, Cost $339,200) (a) (f) (i) (m)
Expiration: December 2021, Exercise Price: $5.00		80,000	0
TOTAL ENERGY			0

FINANCIALS - 0.01%
Insurance - 0.01%
American International Group, Inc. (a)
Expiration: January 2021, Exercise Price: $42.42		117,400	18,784
TOTAL FINANCIALS			18,784
Total warrants (Cost $1,226,559)			18,784
Total long-term investments (Cost $408,416,682)			368,717,126

COLLATERAL FOR SECURITIES ON LOAN - 1.77%
Money Market Funds - 1.77%		6,444,350	6,444,550
Invesco Government & Agency Portfolio - Institutional Class, 0.02%^			6,444,550
Total collateral for securities on loan (Cost $6,444,550)

Total investments - 102.83% (Cost $414,861,232)			375,161,676
Liabilities in excess of other assets - (2.83)%			(10,311,176)
Net assets - 100.00%			$364,850,500

(a)	- Non-income producing security.
(b)	- The coupon rate shown on variable rate securities represents the rate at September 30, 2020.
(c)	- All or a portion of this security is segregated as collateral for delayed delivery securities and/or purchased put options.
(d)	- Issuer is currently in default on its regularly scheduled interest payments.
(e)	- Delayed delivery security.
(f)
- Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $15,927,661, which represented 4.37% of net assets. See Security Valuation below.

(i)	- Illiquid security. The total market value of these securities was $12,658,986, which represented 3.47% of net assets.
(l)
- All or a portion of this security is on loan. The total market value of securities on loan was $6,259,167. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m)
- Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $26,219,809, which represented 7.19% of net assets.

(o)
- Affiliated issuer. An issuer in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of the Fund's investments in securities of affiliated issuers held during the three months ended September 30, 2020, is set forth below:

					Net Change in
					Unrealized
	Value at			Net Realized	Appreciation/	Value at		Shares Held at
Issuer Name	June 30, 2020	Purchases	Sales	Gains (Losses)	Depreciation	September 30, 2020	Dividends	September 30, 2020
Iracore Investments Holdings, Inc.	$9,564,166	$-	$-	$-	$507,728	$10,071,894	$-	$32,422
Motors Liquidation Company GUC Trust	2,450,881	-	-	-	(178,541)	2,272,340	-	1,623,100
	$12,015,047	$-	$-	$-	$329,187	$12,344,234	$-

(p)	- Payment in-kind (PIK) security.
(u)	- Value determined using significant unobservable inputs.
(v)
- Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model.  The total market value of these securities was $22,877,775, which represented 6.27% of net assets.  See Security Valuation below.

ADR	- American Depositary Receipt
LIBOR	- London Interbank Offered Rate
TBD	- To be determined.
USD	- United States Dollar
^	- Rate shown is the 7-day yield as of September 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company.  The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.  The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries.  Each stock that is classified will have a coding at all four of these levels.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of prices obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA’s Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models.   Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the “Advisor”) under guidelines established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”). The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following three broad categories:

• Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
• Level 2—Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
• Level 3—Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of the Fund’s assets as of September 30, 2020:

Level 1 --- Quoted prices in an active market:
Common Stocks	$315,884,120
Preferred Stocks	2,203,087
Purchased Put Options	501,900
Warrants	18,784
Money Market Funds	6,444,550
Level 2 --- Other significant observable market inputs:
Common Stocks:
Consumer Staples	5,073,151
Energy	8,593,576
Industrials	9,211,048
Corporate Bonds	788,401
Term Loans	10,292,148
Purchased Put Options	223,250
Warrants	0
Level 3 --- Significant unobservable inputs:
Common Stocks:
Materials	12,155,428
Term Loans	3,772,233

Total Investments	$375,161,676

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of September 30, 2020:

	Fair Value at September 30, 2020	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input

Common Stocks	$12,155,428	Market comparable companies	EBIT multiple	4x - 10x (8.3x)	Increase

Term Loans	3,272,683	Market quote (stale)	N/A	$100.00	Increase
	499,550	Purchase price	N/A	$97.00	Increase
Total Term Loans	3,772,233
	$15,927,661

* Unobservable inputs were weighted by the fair value of the investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Term Loans	Total
Balance at June 30, 2020	$11,128,189	$3,772,233	$14,900,422
Purchases	-	-	-
Sales	-	-	-
Accrued discounts (premiums)	-	202,288	202,288
Realized gains (losses)	-	-	-
Change in unrealized appreciation/depreciation	1,027,239	(202,288)	824,951
Transfers into Level 3	-	-	-
Balance at September 30, 2020	$12,155,428	$3,772,233	$15,927,661

Change in unrealized appreciation/depreciation for Level 3 assets held at September 30, 2020	$1,027,239	$(202,288)	$824,951

Commitments. Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged.  At September 30, 2020, the Fund did not have any outstanding bridge loan commitments.  Unfunded loan commitments are contractual obligations for funding to a borrower. At September 30, 2020, the Fund did not have any outstanding unfunded loan commitments.